Exhibit 99.1

Cutera Third Quarter 2023 Financial Measures

BRISBANE, California, March 5, 2024 ─ Cutera, Inc. (Nasdaq: CUTR) (“Cutera” or the “Company”), a leading provider of aesthetic and dermatology solutions, hereby provides an update of it financial results for the third quarter ended September 30, 2023.

*Use of Non-GAAP Financial Measures

In this update, to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for gross profit, gross margin, and operating income. Non-GAAP adjustments include depreciation and amortization including contract acquisition costs, stock-based compensation, enterprise resource planning (“ERP”) implementation costs, certain legal and litigation costs, executive and other non-recurring severance costs, costs related to a retention plan, and Board of Director legal and advisory fees related to litigation and shareholder activism. From time to time in the future, there may be other items that the Company may exclude if the Company believes that doing so is consistent with the goal of providing useful information to investors and management. The Company has provided a reconciliation of each non-GAAP financial measure used in this update to the most directly comparable GAAP financial measure.

The Company defines non-GAAP financial measure, also commonly known as adjusted EBITDA, as operating income before depreciation and amortization, stock-based compensation, ERP implementation costs, costs related to certain litigation, executive and non-recurring severance costs, retention plan costs, and Board of Director legal and advisory fees related to litigation and shareholder activism.

Company management uses non-GAAP measures as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, and for benchmarking against other similar companies. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP. Non-GAAP financial measures for the statement of operations and net income per share exclude the following:

Depreciation and amortization, including contract acquisition costs. The Company has excluded depreciation and amortization expense in calculating its non-GAAP operating expenses and net income measures. Depreciation and amortization are non-cash charges to current operations;

Stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating its non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to the Company's employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expenses related to grants of options, employee stock purchase plans, and performance and restricted stock. Depending upon the size, timing, and terms of the grants, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons to its peer companies;

ERP implementation costs. The Company has excluded ERP system costs related to direct and incremental costs incurred in connection with its multi-phase implementation of a new ERP solution and the related technology infrastructure costs. The Company excludes these costs because it believes that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of the Company’s operating performance;

Certain legal and litigation costs. The Company has excluded costs incurred related to its litigation against Lutronic Aesthetics, which is not part of the Company’s ordinary course of business. The Company’s complaint against Lutronic alleges misappropriation of trade secrets, violation of the Racketeer Influenced and Corrupt Organizations Act (RICO), interference with contractual relations and other claims. The Company excludes these costs because this litigation is a result of a discrete event that was not part of the Company’s business strategy but has a significant effect on the results of operations. Its costs are incidental to and do not reflect the efficiencies and effectiveness of the Company’s core operations;

Executive and other non-recurring severance costs. The Company has excluded costs associated with restructuring activities and the separation of its officers and other executives in calculating its non-GAAP operating expenses and non-GAAP Operating Income. The Company has excluded restructuring costs because a restructuring represents a discrete event that signifies a change in the Company’s strategy, but its costs are not indicative of the ongoing financial performance of the business. The Company excludes executive separation costs because executive separations are unpredictable and not part of the Company’s business strategy but could have a significant impact on the results of operation;

Retention plan costs. The Company has excluded the expense related to a retention plan implemented in April 2023. Approximately $11 million was made available to sales personnel and key employees and will be paid in quarterly installments through October 2024. The Company has excluded expense related to this retention plan as such costs are not considered part of ongoing operations.

Board of Director legal and advisory fees. The Company has excluded costs associated with the litigation and shareholder activism related to its 2023 annual meeting of shareholders. The Company has excluded these costs as the costs do not relate to ongoing operations. The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

Safe Harbor Statement
Certain statements in this update, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, product launches and performance, trends, prospects, or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements, or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are several risks, uncertainties, and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements contained in this update, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this update is as of the date of this report. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates concerning those or other forward-looking statements. Cutera's financial performance for the third quarter ended September 30, 2023, as discussed in this report, is preliminary and unaudited, and subject to adjustment.

CUTERA, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$179,516	$145,924
Marketable investments	—	171,390
Accounts receivable, net	49,829	45,562
Inventories, net	61,847	63,628
Other current assets and prepaid expenses	19,415	24,036
Restricted cash	700	700
Total current assets	311,307	451,240

Property and equipment, net	69,923	40,368
Deferred tax assets	528	590
Goodwill	1,339	1,339
Operating lease right-of-use assets	10,690	12,831
Other long-term assets	12,846	14,620
Total assets	$406,633	$520,988

Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	$31,373	$33,736
Accrued liabilities	47,043	57,452
Operating leases liabilities	2,511	2,810
Deferred revenue	11,479	11,841
Total current liabilities	92,406	105,839

Deferred revenue, net of current portion	1,629	1,657
Operating lease liabilities, net of current portion	9,466	11,352
Convertible notes, net of unamortized debt issuance costs	418,129	416,459
Other long-term liabilities	1,088	862
Total liabilities	522,718	536,169

Stockholders’ deficit:
Common stock	20	20
Additional paid-in capital	130,008	125,406
Accumulated other comprehensive income (loss)	—	(94)
Accumulated deficit	(246,113)	(140,513)
Total stockholders' deficit	(116,085)	(15,181)
Total liabilities and stockholders' deficit	$406,633	$520,988

CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022

Products	$40,989	$56,540	$146,285	$167,195
Service	5,489	6,268	16,544	17,851
Total net revenue	46,478	62,808	162,829	185,046

Products	36,586	25,255	98,696	74,066
Service	3,435	3,305	9,961	9,900
Total cost of revenue	40,021	28,560	108,657	83,966
Gross profit	6,457	34,248	54,172	101,080
Gross margin %	13.9%	54.5%	33.3%	54.6%

Operating expenses:
Sales and marketing	25,808	26,488	88,591	78,433
Research and development	4,592	6,389	16,844	19,747
General and administrative	17,004	10,804	47,448	35,554
Total operating expenses	47,404	43,681	152,883	133,734
Loss from operations	(40,947)	(9,433)	(98,711)	(32,654)
Interest and other expense, net:
Amortization of debt issuance costs	(561)	(400)	(1,670)	(917)
Interest on Convertible notes	(2,939)	(1,739)	(8,836)	(3,666)
Loss on extinguishment of convertible notes	—	—	—	(34,423)
Interest income	2,288	1,141	6,946	1,536
Other expense, net	(1,948)	(876)	(2,564)	(3,554)
Total interest and other expense, net	(3,160)	(1,874)	(6,124)	(41,024)
Loss before income taxes	(44,107)	(11,307)	(104,835)	(73,678)
Income tax expense (benefit)	167	827	765	874
Net loss	$(44,274)	$(12,134)	$(105,600)	$(74,552)

Net income (loss) per share:
Basic	$(2.22)	$(0.62)	$(5.32)	$(3.95)
Diluted	$(2.22)	$(0.62)	$(5.32)	$(3.95)

Weighted-average number of shares used in per share calculations:
Basic	19,932	19,593	19,858	18,897
Diluted	19,932	19,593	19,858	18,897

 CUTERA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Cash flows from operating activities:
Net income (loss)	$(44,274)	$(12,134)	$(105,600)	$(74,552)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Stock-based compensation	1,616	4,245	6,552	13,021
Depreciation and amortization	1,987	674	5,225	1,603
Amortization of contract acquisition costs	3,016	596	7,085	1,815
Amortization of debt issuance costs	561	400	1,670	917
Unrealized gain on foreign exchange forward		(292)	—	(292)
Deferred tax assets	19	72	62	152
Provision for credit losses	3,574	268	5,488	677
Loss on sale of property and equipment		23	—	86
Loss on extinguishment of convertible notes		—	—	34,423
Accretion of discount on investment securities and investment income, net	902	—	1,048	—
Changes in assets and liabilities:
Accounts receivable	276	(3,996)	(9,755)	(5,104)
Inventories, net	2,317	(11,114)	1,781	(28,615)
Other current assets and prepaid expenses	5,128	(5,801)	4,352	(8,835)
Other long-term assets	(860)	(2,573)	(5,642)	(3,644)
Accounts payable	(3,069)	5,671	(4,735)	20,442
Accrued liabilities	(7,157)	3,194	(10,963)	(3,684)
Operating leases, net	(14)	10	(44)	46
Deferred revenue	(899)	874	(390)	1,576
Net cash provided by (used in) operating activities	(36,877)	(19,883)	(103,866)	(49,968)
	—
Cash flows from investing activities:
Acquisition of property and equipment	(5,534)	(5,869)	(30,642)	(14,107)
Purchase of marketable and long-term investments	—	47,000	193,903	(252,282)
Proceeds from maturities of marketable investments	41,044	(48,973)	(23,467)	47,000
Net cash provided by (used in) investing activities	35,510	(7,842)	139,794	(219,389)

Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	465	248	1,323	1,687
Taxes paid related to net share settlement of equity awards	(87)	(586)	(3,273)	(4,820)
Purchase of capped call	—	—	—	(31,671)
Payment of issuance costs of capped call	—	(353)	—	(353)
Proceeds from issuance of convertible notes	—	—	—	240,000
Payment of issuance costs of convertible notes	—	(646)	—	(7,602)
Taxes paid related to net share settlement of equity awards	—	—	—	(45,777)
Payments on finance lease obligations	(149)	(108)	(386)	(391)
Net cash provided by (used in) financing activities	229	(1,445)	(2,336)	151,073

Net increase (decrease) in cash, cash equivalents and restricted cash	(1,138)	(29,170)	33,592	(118,284)
Cash, cash equivalents, and restricted cash at beginning of period	181,354	75,750	146,624	164,864
Cash, cash equivalents, and restricted cash at end of period	$180,216	$46,580	$180,216	$46,580

 CUTERA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in thousands, except percentage data)
(unaudited)

	Three Months Ended		% Change	Nine Months Ended		% Change
	September 30, 2023	September 30, 2022	2023 Vs 2022	September 30, 2023	September 30, 2022	2023 Vs 2022
Revenue By Geography:
North America	$24,855	$33,258	-25.3%	$84,494	$94,350	-10.4%
Japan	11,529	15,263	-24.5%	37,247	47,940	-22.3%
Rest of World	10,094	14,287	-29.3%	41,088	42,756	-3.9%
Total Net Revenue	$46,478	$62,808	-26.0%	$162,829	$185,046	-12.0%
International as a percentage of total revenue	46.5%	47.0%		48.1%	49.0%

Revenue By Product Category:
Systems
–North America	$15,670	$25,359	-38.2%	$55,872	$73,298	-23.8%
–Rest of World (including Japan)	10,607	15,626	-32.1%	41,617	47,854	-13.0%
Total Systems	26,277	40,985	-35.9%	97,489	121,152	-19.5%
AviClear	3,889	1,155	+236.7%	12,420	1,291	+862.0%
Consumables	3,682	4,964	-25.8%	11,681	14,029	-16.7%
Skincare	7,141	9,436	-24.3%	24,695	30,723	-19.6%
Total Products	40,989	56,540	-27.5%	146,285	167,195	-12.5%
Service	5,489	6,268	-12.4%	16,544	17,851	-7.3%
Total Net Revenue	$46,478	$62,808	-26.0%	$162,829	$185,046	-12.0%

	Three Months Ended		Nine Months Ended
	September 30, 2023	September 30, 2022	September 30, 2023	September 30, 2022
Pre-tax Stock-Based Compensation Expense:
Cost of revenue	$(19)	$471	$706	$1,430
Sales and marketing	594	1,641	3,025	3,855
Research and development	(178)	466	930	2,513
General and administrative	1,219	1,667	1,891	5,223
	$1,616	$4,245	$6,552	$13,021

CUTERA, INC.
RECONCILIATION OF GAAP GROSS PROFIT, GROSS MARGIN AND OPERATING INCOME
TO NON-GAAP GROSS PROFIT, GROSS MARGIN AND OPERATING INCOME
(in thousands, except percentages)
(unaudited)

	Three Months Ended September 30, 2023
	Gross Profit	Gross Margin	Operating Income

Reported	$6,457	13.9%	$(40,947)
Adjustments:
Depreciation and amortization including contract acquisition costs	2,371	5.2%	4,732
Stock-based compensation	(19)	—%	1,616
ERP implementation costs	—	—	1,457
Legal	—	—	562
Severance	151	0.3%	342
Retention plan costs	30	0.1%	1,366
Board of Director legal and advisory fees	—	—	2,030
Other adjustments	—	—	94
Total adjustments	2,533	5.6%	12,199
Adjusted	$8,990	19.5%	$(28,748)

CUTERA, INC.
RECONCILIATION OF GAAP GAAP GROSS PROFIT, GROSS MARGIN AND OPERATING INCOME
TO NON-GAAP GROSS PROFIT, GROSS MARGIN AND OPERATING INCOME
(in thousands, except percentages)
(unaudited)

	Three Months Ended September 30, 2022
	Gross Profit	Gross Margin	Operating Income

Reported	$34,248	54.5%	$(9,433)
Adjustments:
Depreciation and amortization including contract acquisition costs	432	0.7%	1,195
Stock-based compensation	908	1.4%	4,245
ERP implementation costs	—	—	1,351
Legal	—	—	566
Severance	—	—	415
Other adjustments	(791)	(1.3)%	(290)
Total adjustments	549	0.8%	7,482
Adjusted	$34,797	55.3%	$(1,951)

CUTERA, INC.
RECONCILIATION OF GAAP GROSS PROFIT, GROSS MARGIN AND OPERATING INCOME
TO NON-GAAP GROSS PROFIT, GROSS MARGIN AND OPERATING INCOME
(in thousands, except percentages)
(unaudited)

	Nine Months Ended September 30, 2023
	Gross Profit	Gross Margin	Operating Income

Reported	$54,172	33.3%	$(98,711)
Adjustments:
Depreciation and amortization including contract acquisition costs	5,968	3.7%	12,310
Stock-based compensation	706	0.4%	6,552
ERP implementation costs	—	—	2,745
Legal	—	—	1,608
Severance	270	0.2%	891
Retention plan costs	95	0.1%	4,338
Board of Director legal and advisory fees	—	—%	9,739
Other adjustments	307	0.2%	986
Total adjustments	7,346	4.6%	39,169
Adjusted	$61,518	37.9%	$(59,542)

CUTERA, INC.
RECONCILIATION OF GAAP GROSS PROFIT, GROSS MARGIN AND OPERATING INCOME
TO NON-GAAP GROSS PROFIT, GROSS MARGIN AND OPERATING INCOME
(in thousands, except percentages)
(unaudited)

	Nine Months Ended September 30, 2022
	Gross Profit	Gross Margin	Operating Income

Reported	$101,080	54.7%	$(32,654)
Adjustments:
Depreciation and amortization including contract acquisition costs	596	0.3%	3,342
Stock-based compensation	1,430	0.8%	13,021
ERP implementation costs	—	—	7,712
Legal	—	—	1,062
Severance	26	—	415
Other adjustments	(290)	(0.2)%	(290)
Total adjustments	1,762	0.9%	25,262
Adjusted	$102,842	55.6%	$(7,392)